                                                                     Exhibit 1.1

                               5,750,000 SHARES

                           SAIFUN SEMICONDUCTORS LTD.

              ORDINARY SHARES, NOMINAL VALUE NIS 0.01 PER SHARE

                             UNDERWRITING AGREEMENT

                                                                          , 2005
LEHMAN BROTHERS INC.
DEUTSCHE BANK SECURITIES INC.
CIBC WORLD MARKETS CORP.
WILLIAM BLAIR & COMPANY, L.L.C.
RAYMOND JAMES & ASSOCIATES, INC.
As Representatives of the several
Underwriters named in Schedule 1,
  c/o Lehman Brothers Inc.
  745 Seventh Avenue
  New York, New York 10019



Dear Sirs:

            Saifun Semiconductors Ltd., a company organized under the laws of the State of Israel (the "COMPANY"), proposes to sell an aggregate of 5,000,000 shares (the "FIRM SHARES") of the Company's ordinary shares, nominal value NIS
0.01 (the "ORDINARY SHARES").

            In addition, the Company proposes to grant to the Underwriters (the "UNDERWRITERS") named in Schedule 1 attached to this agreement (the "AGREEMENT") an option to purchase up to an additional 750,000 Ordinary Shares on the terms set forth in Section 2 (the "OPTION SHARES"). The Firm Shares and the Option Shares, if purchased, are hereinafter collectively called the "SHARES." This is to confirm the agreement concerning the purchase of the Shares from the Company by the Underwriters.

            Lehman Brothers Inc. ("LEHMAN") has agreed to reserve a portion of the Shares to be purchased by it under this Agreement for sale to the Company's directors, officers and business associates and other parties related to the Company (collectively, "PARTICIPANTS"), as set forth in the Prospectus under the heading "Underwriting" (the "DIRECTED SHARE PROGRAM"). The Shares to be sold by Lehman and its affiliates pursuant to the Directed Share Program are referred to hereinafter as the "DIRECTED SHARES." Any Directed Shares not confirmed for purchase by any Participants by the end of the business day on which this Agreement is executed will be offered to the public by the Underwriters as set forth in the Prospectus.

      SECTION 1. Representations, Warranties and Agreements of the Company. The Company represents, warrants and agrees that:

            (a) A registration statement on Form F-1 with respect to the Shares has (i) been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "SECURITIES ACT"), and the rules and regulations (the "RULES AND REGULATIONS") of the Securities and Exchange Commission (the "COMMISSION") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act. Copies of such registration statement and each of the amendments thereto have been delivered by the Company to you as the representatives (the "REPRESENTATIVES") of the Underwriters. As used in this Agreement, "EFFECTIVE TIME" means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "EFFECTIVE DATE" means the date of the Effective Time; "PRELIMINARY PROSPECTUS" means each prospectus included in such registration statement, or amendments thereto, before such registration statement became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Representatives pursuant to Rule 424(a) of the Rules and Regulations; "REGISTRATION Statement" means such registration statement, as amended at the Effective Time, including all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations and deemed to be a part of the registration statement as of the Effective Time pursuant to paragraph (b) of Rule 430A of the Rules and Regulations; and "PROSPECTUS" means such final prospectus, as first filed with the Commission pursuant to paragraph (1) or (4) of Rule 424(b) of the Rules and Regulations. Any reference to the term "Registration Statement" shall be deemed to include the abbreviated registration statement to register additional Ordinary Shares under Rule 462(b) under the Rules and Regulations (the "RULE 462 REGISTRATION STATEMENT"). The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or Prospectus or suspending the effectiveness of the Registration Statement, and no proceeding for such purpose has been instituted or to the Company's knowledge threatened by the Commission.

            (b) The Registration Statement conformed in all material respects at the Effective Time and conforms in all material respects, and any post-effective amendment to the Registration Statement filed after the date hereof will conform in all material respects on the applicable Effective Date, to the requirements of the Securities Act and the Rules and Regulations. The Prospectus will conform in all material respects when filed with the Commission pursuant to Rule 424(b) and on the applicable Delivery Date (as defined in Section 4) to the requirements of the Securities Act and the Rules and Regulations. The Registration Statement, at the Effective Time, and the Prospectus, as of its date and on the applicable Delivery Date, do not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading; provided that no representation or warranty is made as to information contained in or omitted from the


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Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 8(e).

            (c) The Company has been duly incorporated and is validly existing under the laws of the State of Israel, is duly qualified to do business in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, and has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged, except where the failure to be so qualified or in good standing, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), results of operations, shareholders' equity, properties, business or prospects of the Company and its subsidiaries taken as a whole (a "MATERIAL ADVERSE EFFECT"). No proceeding has been instituted by the Registrar of Companies in Israel for the dissolution of the Company.

            (d) Except with respect to Saifun Ventures Ltd., which is currently in the process of liquidation (which liquidation will not result in the Company or any subsidiary thereof incurring material costs, expenses or any other material liabilities), each subsidiary (as defined in Section 18) of the Company has been duly organized, is validly existing and is in good standing, where applicable, as a corporation or other business entity under the laws of its jurisdiction of organization and is duly qualified to do business and in good standing, where applicable, as a foreign corporation or other business entity in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, except where the failure to be in good standing or so qualified, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Except with respect to Saifun Ventures Ltd., which is currently in the process of liquidation, each subsidiary of the Company has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21 to the Registration Statement. None of the subsidiaries of the Company is a "significant subsidiary," as such term is defined in Rule 405 of the Rules and Regulations.

            (e) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of the Company have been duly authorized and validly issued and, as except as set forth in the Prospectus, are fully paid and non-assessable, conform to the description thereof contained in the Prospectus and were issued in compliance with federal and state securities laws and not in violation of any preemptive right, resale right, right of first refusal or similar right. All of the Company's options, warrants and other rights to purchase or exchange any securities for Ordinary Shares have been duly authorized and validly issued, conform to the description thereof contained in the Prospectus and were issued in compliance with the laws of the State of Israel. All of the issued shares of each subsidiary of the Company have been duly authorized and validly issued and are fully paid and non-assessable and are owned


                                       3
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directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except for such liens, encumbrances, equities or claims as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

            (f) The Shares to be issued and sold by the Company to the Underwriters hereunder have been duly authorized and, upon payment and delivery therefor in accordance with this Agreement, will be validly issued, fully paid and non-assessable, will conform to the description thereof contained in the Prospectus, will be issued in compliance with federal, state and foreign securities laws, including the laws of the State of Israel, and will be free of statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights.

            (g) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly and validly authorized, executed and delivered by the Company.

            (h) The execution, delivery and performance of this Agreement by the Company, the consummation of the transactions contemplated hereby and the application of the proceeds from the sale of Shares as described under "Use of Proceeds" in the Prospectus will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, impose any lien, charge or encumbrance upon any property or assets of the Company and its subsidiaries, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; (ii) result in any violation of the provisions of the memorandum of association, articles of association, charter or bylaws (or similar organizational documents) of the Company or any of its subsidiaries; or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; except, in the case of clauses (i) and (iii), for such conflicts, breaches, violations or defaults as would not reasonably be expected to have a Material Adverse Effect.

            (i) Except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), by the National Association of Securities Dealers, Inc. (the "NASD") and under applicable state or foreign securities laws in connection with the purchase and distribution of the Shares by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body or any third party is required for the execution, delivery and performance of this Agreement or any of the other documents to be entered into in connection with the sale of the Shares by the Company and the consummation of the transactions contemplated hereby and thereby and the application of the proceeds from the sale of Shares as described under


                                       4
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"Use of Proceeds" in the Prospectus. Subject to the Underwriters' compliance with their obligations in Section 3 hereof, the Company is not required to publish a prospectus in Israel under the laws of the State of Israel.

            (j) The Company and each of its subsidiaries have such permits, licenses, consents, approvals, authorizations, orders, registrations, qualifications, filings, patents, franchises, certificates of need and other approvals or authorizations of governmental or regulatory authorities ("PERMITS") as are necessary under applicable law to own their properties and conduct their businesses in the manner described in the Prospectus, except for any of the foregoing that could not reasonably be expected to have a Material Adverse Effect; each such Permit is valid and in full force and effect, and neither the Company nor any subsidiary has received notice of any investigation or proceedings which results in or, if decided adversely to the Company or any subsidiary, could reasonably be expected to result in, the revocation of, or imposition of a materially burdensome restriction on, any Permit; each of the Company and its subsidiaries has fulfilled and performed all of its obligations with respect to the Permits, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the holder or any such Permits, except for any of the foregoing that could not reasonably be expected to have a Material Adverse Effect.

            (k) Except as described in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right (other than rights which have been waived in writing or otherwise satisfied) to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement.

            (l) As of the date hereof, the licensing agreements to which the Company is a party (each a "LICENSING AGREEMENT" and, collectively, the "LICENSING AGREEMENTS"), as described in the Prospectus under "Business - Licensees," are, and on each Delivery Date such Licensing Agreements will be, in full force and effect, except where the failure to be in full force and effect would not reasonably be expected to have a Material Adverse Effect.

            (m) The Company has not sold or issued any securities that would be integrated with the offering of the Shares contemplated by this Agreement pursuant to the Securities Act or the Rules and Regulations or the interpretations thereof by the Commission, nor has the Company issued or offered any Ordinary Shares or securities convertible or exercisable into its Ordinary Shares to any persons during the 12 months preceding the date of the Delivery Date (as defined in Section 4 hereof), other than (i) as described in the Prospectus or (ii) the issuance of options pursuant to the Company's stock option plans or the issuance of Ordinary Shares pursuant to the exercise of such options.

            (n) Except as described in the Prospectus, neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, and since such date, except as described in the Prospectus, there has not been any change in the share capital of the Company (other than the grant of options pursuant to the Company's stock option plans or upon exercise of outstanding options, convertible securities, rights or warrants described in the Prospectus) or any material change in the long-term debt of the Company and its subsidiaries or any material adverse change, or any development involving a prospective adverse change, in or affecting the condition (financial or otherwise), results of operations, shareholders' equity, properties, management, business or prospects of the Company and its subsidiaries taken as a whole, in each case except as could not reasonably be expected to have a Material Adverse Effect.

            (o) Since the date as of which information is given in the Prospectus through the date hereof, and except as may otherwise be disclosed in the Prospectus, the Company has not (i) issued or granted any securities other than the exercise of outstanding options pursuant to the Company's stock options plans, (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) purchased any of its outstanding share capital, nor declared or paid any dividend on its share capital.

            (p) The historical financial statements of Company (including the related notes and supporting schedules) filed as part of the Registration Statement or included in the Prospectus comply as to form in all material respects with the requirements of Regulations S-X under the Securities Act and present fairly the financial condition, results of operations and cash flows of the Company, at the dates and for the periods indicated, and, have been prepared in conformity with accounting principles generally accepted in the United States applied on a consistent basis throughout the periods involved. Solely with respect to the line item "Equity in losses of equity method investees" in the consolidated statements of operations of the Company the foregoing representation is based on the audit reports of KPMG Deutsche Treuhand-Gesellschaft Aktiengesellschaft Wirtschaftsprufungsgesellschaft and Somekh Chaikin, a member of KPMG International filed as part of the Registration Statement and included in the Prospectus.

            (q) The pro forma financial statements (including the related notes) filed as part of the Registration Statement or included in the Prospectus comply as to form in all material respects with the requirements of Regulation S-X under the Securities Act and present fairly the information shown therein. Such pro forma financial statements have been properly compiled on the bases described therein, the assumptions used in preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.


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
            (r) Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, who have certified certain financial statements of the Company and its consolidated subsidiaries, whose report appears in the Prospectus and who have delivered the initial letter referred to in Section 7(h) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations.

            (s) The Company and each of its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects, except such as are described in the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and all assets held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as do not materially interfere with the use made and proposed to be made of such assets by the Company and its subsidiaries.

            (t) The Company and each of its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries. All policies of insurance of the Company and its subsidiaries are in full force and effect, except where the failure to be in full force and effect would not reasonably be expected to have a Material Adverse Effect; the Company and its subsidiaries are in compliance with the terms of such policies in all material respects; and neither the Company nor any of its subsidiaries has received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance.

            (u) Except as described in the Prospectus and the Registration Statement, the Company and each of its subsidiaries own or, to the Company's knowledge, possess a valid and enforceable right to use all: (i) patents and patent applications, (ii) registered and unregistered trademarks, service marks, trade names, trademark applications and service mark applications, (iii) registered and unregistered copyrights and copyright applications, and (iv) other intellectual property (including trade secrets, know-how and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) (the "Intellectual Property") necessary for the conduct of their respective businesses as currently being conducted and as described in the Registration Statement and Prospectus and to the Company's knowledge, the conduct of their respective businesses does not conflict with any Intellectual Property rights of any third party, nor have they received any notice of any claim of conflict with, any such Intellectual Property rights of any third party, which claim, if the subject of an unfavorable decision, ruling or judgment, would reasonably be expected to result in a material adverse effect. Except as described in the Prospectus and the Registration Statement (i) the Company is not aware of any infringement by third parties of any of its Intellectual Property; (ii) there is no pending or, to the Company's knowledge, threatened

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action, suit, proceeding or claim by others challenging the Company's rights in or to any such Intellectual Property; and (iii) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others.

            (v) Except as described in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject that would reasonably be expected to have a Material Adverse Effect or would reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of the transactions contemplated hereby; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or by others.

            (w) There are no contracts or other documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement that are not described and filed as required.

            (x) Except as described in the Prospectus, no relationship, direct or indirect, exists between or among the Company, on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company, on the other hand, which is required to be described in the Prospectus which is not so described. Since July 30, 2002, the Company has not, directly or indirectly, including through any subsidiary, extended or maintained credit, or arranged for the extension of credit, or renewed or amended any extension of credit, in the form of a personal loan to or for any of its directors or executive officers other than such loans as have been repaid in full to the Company.

            (y) No labor disturbance by the employees of the Company or its subsidiaries exists or, to the knowledge of the Company, is imminent that would reasonably be expected to have a Material Adverse Effect. Without limiting the generality of the foregoing, the Company and its subsidiaries are in compliance, in all material respects, with the labor and employment laws and collective bargaining agreements applicable to its employees in Israel.

            (z) The Company and each of its subsidiaries have filed all Israeli and United States federal, state and local income and franchise tax returns required to be filed through the date hereof, subject to permitted extensions, and have paid all taxes due thereon, except where a failure to file such tax returns or to pay such taxes would not reasonably be expected to have a Material Adverse Effect, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries, nor does the Company have any knowledge of any tax deficiency that would reasonably be expected to have a Material Adverse Effect.

            (aa) The Company and each of its subsidiaries (i) make and keep accurate books and record and (ii) maintain internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's

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authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements in conformity with accounting principles generally accepted in the United States and to maintain accountability for its assets, (C) access to their respective assets is permitted only in accordance with management's authorization and (D) the reported accountability for their respective assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (bb) Neither the Company nor any of its subsidiaries (i) is in violation of its memorandum of association, articles of association, charter or by-laws (or similar organizational documents), as applicable, (ii) is in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over it or its property or assets or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except in the case of clauses (ii) and (iii), to the extent any such conflict, breach, violation or default would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

            (cc) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company that is controlled by the Company or any of its subsidiaries is aware of or has taken any action in connection with their services to or employment by the Company, or that would reasonably be expected to impact the Company, directly or indirectly, that would result in a violation by such Persons of the FCPA, and the Company, its subsidiaries and, to the knowledge of the Company, its affiliates that are controlled by the Company have conducted their businesses in compliance with the FCPA and, prior to the Initial Delivery Date (as defined below), intend to institute and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith. "FCPA" means Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

            (dd) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with the applicable money laundering statutes of all jurisdictions, the applicable rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the "MONEY LAUNDERING LAWS") and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

            (ee) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the

Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC"); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

            (ff) There is and has been no failure on the part of the Company and any of the Company's directors or officers, in their capacities as such, to comply with Section 402 of the Sarbanes-Oxley Act of 2002.

            (gg) The Company is not, and, as of the applicable Delivery Date and after giving effect to the offer and sale of the Shares and the application of the proceeds therefrom as described under "Use of Proceeds" in the Prospectus, will not be, an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

            (hh) The Company and each of its subsidiaries have established and maintain disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act), and such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.

            (ii) Since the date of the most recent balance sheet of the Company and its consolidated subsidiaries reviewed or audited by Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, and the audit committee of the board of directors of the Company, (i) the Company has not been advised of (A) any significant deficiencies in the design or operation of internal controls that could adversely affect the ability of the Company and each of its subsidiaries to record, process, summarize and report financial data, or any material weaknesses in internal controls and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Company and each of its subsidiaries, and (ii) since that date, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

            (jj) The Company has not distributed and, prior to the later to occur of any Delivery Date and completion of the distribution of the Shares, will not distribute without Lehman's consent any written offering material, other than the Preliminary Prospectus and the Prospectus and, in connection with the Directed Share Program described in Section 3, the enrollment materials prepared by Lehman that, to the Company's knowledge, would be deemed to be offering material in connection with the offering and sale of the Shares, it being understood that any press release regarding the distribution of the Shares issued subsequent to the completion of the distribution of the Shares and any earnings release issued regarding the results of operations and financial condition of the Company for the quarter ended September 25, 2005, shall not be deemed to be offering material in connection with the offering and sale of the Shares.

            (kk) The Company has not taken, nor will it take, directly or indirectly, any action designed to or that has constituted or that would reasonably be expected to cause or result in the stabilization or manipulation of the price of the Shares or any security of the Company to facilitate the sale or resale of any of the Shares.

            (ll) The Shares have been approved for listing, subject to official notice of issuance and evidence of satisfactory distribution, on The NASDAQ National Market.

            (mm) There are no contracts, agreements or understandings between the Company or any of its subsidiaries and any person that would give rise to a valid claim against the Company or any of its subsidiaries or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the offering and sale of the Shares contemplated by this Agreement.

            (nn) The Company was not, for the taxable year ended December 31, 2004, and upon the consummation of the transactions described hereby and the application of the proceeds as described in the Registration Statement under the caption "Use of Proceeds" is not expected to become for the taxable year ending December 31, 2005 or any taxable year thereafter, a Passive Foreign Investment Company ("PFIC") within the meaning of Section 1297 of the Code.

            (oo) Except as disclosed in the Registration Statement and the Prospectus, the Company and each of its subsidiaries is in compliance in all material respects with all conditions and requirements stipulated by the instruments of approval granted to it by the Investment Center of the Ministry of Industry and Trade with respect to the "Approved Enterprise" status of any of the Company's facilities and any other tax benefits received by the Company as set forth under the caption "Law for the Encouragement of Capital Investments, 1959" in the Prospectus and by Israeli laws and regulations relating to such "Approved Enterprise" status and the aforementioned other tax benefits received by the Company; and the Company has not received any notice of any proceeding or investigation relating to revocation or modification of any "Approved Enterprise" status granted with respect to any of the Company's facilities. All information supplied by the Company with respect to the applications relating to such "Approved Enterprise" status was true, correct and complete in all material respects when supplied to the appropriate authorities.

            (pp) Due to the consummation of the transactions contemplated hereby, the Company believes, based on its current ownership, that it will no longer be considered a Controlled Foreign Corporation ("CFC") within the meaning of Section 957 of the Code for future taxable years. No shareholder of the Company other than Dr. Boaz Eitan, Chief Executive Officer and Chairman of the Company, and his wife, Tally Eitan, is, as of the date of this Agreement, or will be considered a United States shareholder within the meaning of Section
957 of the Code.

            (qq) Except for stamp duty, and assuming that none of the Underwriters is otherwise subject to taxation in Israel, the issuance, delivery and sale to the Underwriters of the Shares to be sold by the Company are not subject to any tax imposed by the State of Israel or any political subdivision thereof.

            (rr) The Registration Statement, the Prospectus and any Preliminary Prospectus comply in all material respects, and any amendments or supplements thereto will comply in all material respects, with any applicable laws or regulations of foreign jurisdictions in which the Prospectus or any Preliminary Prospectus, as amended or supplemented, if applicable, are distributed in connection with the Directed Share Program. Assuming compliance by the underwriters with the agreement contained in the second sentence of Section 3, no consent, approval, authorization or order of, or filing or registration with, any court or governmental body or agency, other than such as have been obtained, is required under the securities laws and regulations of any foreign jurisdiction in which the Directed Shares are being offered or sold outside of the United States.

            (ss) The Company has not offered, or caused Lehman or its affiliates to offer, Shares to any person pursuant to the Directed Share Program with the intent to unlawfully influence (i) a customer or supplier of the Company to alter the customer's or supplier's level or type of business with the Company, or (ii) a trade journalist or publication to write or publish favorable information about the Company or its products.

            Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Shares shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

      SECTION 2. Purchase of the Shares by the Underwriters. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell 5,000,000 Firm Shares to the several Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase the number of Firm Shares set forth opposite that Underwriter's name in Schedule 1 hereto. Except as provided in Section 9 hereof, each Underwriter shall be obligated to purchase from the Company that number of Firm Shares that represents the same proportion of the number of Shares to be sold by the Company as the number of Shares set forth opposite the name of such Underwriter in Schedule 1 represents of the total number of Shares to be purchased by all of the Underwriters pursuant to this Agreement. The respective purchase obligations of the Underwriters with respect to the Firm Shares shall be rounded among the Underwriters to avoid fractional shares, as the Representatives may determine.

            In addition, the Company grants to the Underwriters an option to purchase up to 750,000 Option Shares. Such option is exercisable in the event that the Underwriters sell more Firm Shares than the number of Firm Shares in the offering and as set forth in Section 4 hereof. Except as provided in Section 9 hereof, each Underwriter agrees, severally and not jointly, to purchase the number of Option Shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the total number of Option Shares to be sold on such Delivery Date as the number of Firm Shares set forth in Schedule 1 hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

            The price of both the Firm Shares and any Option Shares purchased by
the Underwriters shall be $    per share.

            The Company shall not be obligated to deliver any of the Firm Shares or Option Shares to be delivered on the applicable Delivery Date, except upon payment for all such Shares to be purchased on such Delivery Date as provided herein.

      SECTION 3. Offering of Shares by the Underwriters. Upon authorization by the Representatives of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus. Each of the Underwriters hereby covenants and agrees that it will not offer the Shares in Israel, except that such Underwriter may
(A) offer for sale and sell Shares to entities which qualify under Section 15A(b)(1) of the Israeli Securities Law, 1968 and appear in the Addendum thereto, or (B) offer Shares to other persons in Israel indicated by the Company as participating in the Directed Share Program.

            It is understood that approximately 250,000 Firm Shares will initially be reserved as Directed Shares by the several Underwriters for offer and sale upon the terms and conditions set forth in the Prospectus and in accordance with the rules and regulations of the NASD to persons having business relationships with the Company and its subsidiaries who have heretofore delivered to Lehman offers or indications of interest to purchase Firm Shares in form satisfactory to Lehman through the Directed Share Program and that any allocation of such Firm Shares among such persons will be made in accordance with timely directions received by Lehman from the Company. It is further understood that any Firm Shares which are not purchased by such persons will be offered by the Underwriters to the public upon the terms and conditions set forth in the Prospectus.

            Subject to Section 6(h), the Company agrees to pay all fees and disbursements incurred by the Underwriters in connection with the Directed Share Program and any stamp duties or other taxes incurred by the Underwriters in connection with the Directed Share Program.

      SECTION 4. Delivery of and Payment for the Shares. Delivery of and payment for the Firm Shares shall be made at 10:00 A.M., New York City time, on the fourth full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Representatives and the Company. This date and time are sometimes referred to as the "INITIAL DELIVERY DATE." Delivery of the Firm Shares shall be made to the Representatives for the account of each Underwriter against payment by the several Underwriters through the Representatives of the respective aggregate purchase prices of the Firm Shares being sold by the Company to or upon the order of the Company by wire transfer in immediately available funds to the accounts specified by the Company. Time shall be of the essence, and delivery at the time specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Delivery of the Firm Shares shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

            The option granted in Section 2 will expire 30 days after the date of this Agreement and may be exercised in whole or from time to time in part by written notice being given by the Representatives; provided that if such date falls on a day that is not a business day, the option granted in Section 2 will expire on the next succeeding business day. Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised, the names in which the Option Shares are to be registered, the denominations in which the Option Shares are to be issued and the date and time, as determined by the Representatives, when the Option Shares are to be delivered; provided, however, that this date and time shall not be earlier than the Initial Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. The date and time the Option Shares are delivered are sometimes referred to as an "OPTION SHARES DELIVERY DATE" and the Initial Delivery Date and any Option Shares Delivery Date are sometimes each referred to as a "DELIVERY DATE."

            Delivery of and payment for the Option Shares shall be made at the place specified in the first sentence of the first paragraph of this Section 4 (or at such other place as shall be determined by agreement between the Representatives and the Company) at 10:00 A.M., New York City time, on each such Option Shares Delivery Date. Delivery of Option Shares shall be made to the Representatives for the account of each Underwriter against payment by the several Underwriters through the Representatives of the respective aggregate purchase prices of the Option Shares being sold by the Company to or upon the order of the Company by wire transfer in immediately available funds to the accounts specified by the Company. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Delivery of the Options Shares shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

      SECTION 5. Further Agreements of the Company. The Company agrees:

            (a) To prepare the Prospectus in a form approved by the Representatives (which approval shall not be unreasonably withheld) and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement or to the Prospectus except as permitted herein; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with copies thereof; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its reasonable best efforts to obtain its withdrawal;

            (b) To furnish promptly to each of the Representatives and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

            (c) To deliver promptly to the Representatives such number of the following documents as the Representatives shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement and the computation of per share earnings), (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus and (iii) any document incorporated by reference in the Prospectus (excluding exhibits thereto); and, if the delivery of a prospectus is required at any time after the Effective Time in connection with the offering or sale of the Shares or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Representatives and, upon their request, to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Prospectus that will correct such statement or omission or effect such compliance;

            (d) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the reasonable judgment of the Company or the Representatives, be required by the Securities Act or requested by the Commission;

            (e) Prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus or any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Representatives and counsel for the Underwriters and obtain the consent of the Representatives to the filing, which shall not be unreasonably withheld;

            (f) As soon as practicable after the Effective Date to make generally available to the Company's security holders and to deliver to the Representatives an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158);

            (g) For a period of two years following the Effective Date, to furnish to the Representatives copies of all materials furnished by the Company to its shareholders generally and all public reports and all reports and financial statements furnished by the Company to the principal national securities exchange or market upon which the Shares may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder (it being understood that filing on EDGAR shall be deemed to constitute delivery hereunder); (h) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares; provided that in connection therewith the Company shall not be required to (i) qualify as a foreign corporation in any jurisdiction in which it would not otherwise be required to so qualify, (ii) file a general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any jurisdiction in which it would not otherwise be subject;

            (i) For a period of 180 days from the date of the Prospectus (the "LOCK-UP PERIOD"), not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Shares or securities convertible into or exchangeable for Shares, or sell or grant options, rights or warrants with respect to any Shares or securities convertible into or exchangeable for Shares (other than the grant of options pursuant to option plans existing on the date hereof), (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Shares or other securities, in cash or otherwise, (3) file or cause to be filed a registration statement with respect to any Shares or securities convertible, exercisable or exchangeable into Shares or any other securities of the Company or (4) publicly disclose the intention to do any of the foregoing, in each case without the prior written consent of Lehman, on behalf of the Underwriters, and to cause each officer and director of the Company set forth on Schedule 2 hereto to furnish to the Representatives, prior to the Initial Delivery Date, a letter or letters, substantially in the form of Exhibit A hereto (the "LOCK-UP AGREEMENTS") (provided that the foregoing shall not apply to (w) the

Shares to be sold hereunder, (x) the grant of options to purchase Ordinary Shares pursuant to the employee benefit plans described in the Prospectus, qualified stock option plans or other employee compensation plans described in the Prospectus, (y) the issuance of Ordinary Shares pursuant to the Company's employee benefit plans, employee stock purchase plan, qualified stock option plans or other employee compensation plans described in the Prospectus, or (z) the issuance of Ordinary shares or securities convertible into Ordinary Shares, pursuant to the exercise of warrants or convertible securities described in the Prospectus);

            Notwithstanding the foregoing paragraph, if (1) during the last 17 days of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions imposed in the preceding paragraph shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or the occurrence of the material event, unless Lehman, on behalf of the Underwriters, waives such extension in writing;

            (j) To apply the net proceeds from the sale of the Shares being sold by the Company as set forth in the Prospectus;

            (k) To furnish to its shareholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, shareholders' equity and cash flow of the Company and its consolidated subsidiaries) certified by independent public accountants and prepared in conformity with accounting principles generally accepted in the United States, and to make available to its shareholders, as soon as practicable after the end of each of the first three quarters of each fiscal year prepared in conformity with accounting principles generally accepted in the United States (beginning with the fiscal quarter ending after the Effective Date of the Registration Statements), consolidated summary financial information of the Company and its consolidated subsidiaries for such quarter in reasonable detail;

            (l) To comply with all applicable securities and other applicable laws, rules and regulations in each foreign jurisdiction in which the Directed Shares are offered in connection with the Directed Share Program.

      SECTION 6. Expenses. The Company agrees, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, to pay all the costs, expenses, fees and taxes incident to and in connection with (a) the authorization, issuance, sale and delivery of the Shares and any stamp duties or other taxes payable in that connection, and the preparation and printing of certificates for the Shares; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto, any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus; (c) the distribution of the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus, all as provided in this Agreement; (d) the production and distribution of this Agreement, any supplemental agreement among the Underwriters and any other related documents in connection with the offering, purchase, sale and delivery of the Shares; (e) any required review by the NASD of the terms of sale of the Shares (including related fees and expenses of counsel to the Underwriters, together with subparagraph (g) below, not to exceed $20,000 in the aggregate); (f) the listing of the Shares on The NASDAQ National Market; (g) the qualification of the Shares under the securities laws of the several jurisdictions as provided in Section 5(h) and the preparation, printing and distribution of a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters, together with subparagraph (e) above, not to exceed $20,000 in the aggregate); (h) the offer and sale of Shares by the Underwriters in connection with the Directed Share Program, including the fees and disbursements of counsel to the Underwriters related thereto not to exceed $20,000 in the aggregate, the costs and expenses of preparation, printing and distribution of the Directed Share Program material and all stamp duties or other taxes incurred by the Underwriters in connection with the Directed Share Program; (i) the investor presentations on any "road show" undertaken in connection with the marketing of the Shares, including, without limitation, expenses associated with any Internet road show, travel and lodging expenses of the representatives and officers of the Company and the cost of any aircraft chartered in connection with the road show provided, however, that the Underwriters agree to pay their pro rata share of the cost of any aircraft chartered in connection with the road show (it being understood that, for purposes of this clause (i), the Underwriters' pro rata share shall be determined by dividing the number of representatives of the Underwriters on the aircraft by the sum of (x) the number of representatives of the Underwriters and
(y) the number of representatives of the Company on the aircraft; for example, if there are two representatives of the Underwriters and three representatives of the Company on the aircraft, the Underwriters agree to pay 40% of the cost of the aircraft); and (j) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement; provided that, except as provided in this Section 6 and in Section 11, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Shares which they may sell and the expenses of advertising any offering of the Shares made by the Underwriters.

      SECTION 7. Conditions of Underwriters' Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

            (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 5(a); no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus shall have been issued and no proceeding for such purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with or otherwise resolved to the Commission's satisfaction.

            (b) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Shares, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement, the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

            (c) The Eitan Law Group, outside Israeli counsel for the Company, shall have furnished to the Representatives its written opinions, as outside Israeli counsel to the Company, addressed to the Underwriters and dated each such Delivery Date, substantially in the forms attached hereto as Exhibit B-1 and Exhibit B-2.

            (d) White & Case LLP, outside U.S. counsel for the Company, shall have furnished to the Representatives its written opinion, as outside U.S. counsel to the Company, addressed to the Underwriters and dated each such Delivery Date, substantially in the form attached hereto as Exhibit B-3.

            (e) The Representatives shall have received from Skadden, Arps, Slate, Meagher & Flom LLP, U.S. counsel for the Underwriters, such opinion or opinions, dated such Delivery Date, with respect to the issuance and sale of the Shares, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

            (f) The Representatives shall have received from Meitar Liquornik Geva & Leshem Brandwein, Israeli counsel for the Underwriters, such opinion or opinions, dated such Delivery Date, with respect to the issuance and sale of the Shares, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

            (g) At the time of execution of this Agreement, the Representatives shall have received from each of (i) Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, (ii) KPMG Deutsche Treuhand-Gesellschaft Aktiengesellschaft Wirtschaftsprufungsgesellschaft and (iii) Somekh Chaikin, a member of KPMG International, a letter, in form and substance satisfactory to the Representatives, addressed to the Underwriters and dated the date hereof (x) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (y) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "COMFORT LETTERS" to underwriters in connection with registered public offerings.

            (h) With respect to the letter of each of (x) Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, (y) KPMG Deutsche Treuhand-Gesellschaft Aktiengesellschaft Wirtschaftsprufungsgesellschaft, and
(z) Somekh Chaikin, a member of KPMG International, referred to in the preceding paragraph and delivered to the Representatives concurrently with the execution of this Agreement (the "INITIAL LETTERS"), the Company shall have furnished to the Representatives a letter (the "BRING-DOWN LETTER") of each such accountants, addressed to the Underwriters and dated such Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letters and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

            (i) The Company shall have furnished to the Representatives a certificate, dated such Delivery Date, of its Chief Executive Officer and its Chief Financial Officer stating that:

                  (i) The representations, warranties and agreements of the Company in Section 1 are true and correct on and as of each such Delivery Date, and the Company has complied with all its agreements contained herein and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Delivery Date;

                  (ii) They have carefully examined the Registration Statement and the Prospectus and, in their opinion, (A) the Registration Statement, as of the Effective Time, and the Prospectus, as of its date and as of such Delivery Date, did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact required to be stated therein (in the case of the Prospectus, in light of the circumstances under which they were made) or necessary to make the statements therein not misleading, and (B) since the Effective Time no event has occurred that should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus that has not been so set forth.

            (j) Except as described in the Prospectus, (i) neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree or (ii) since such date there shall not have been any change in the share capital of the Company or any of its subsidiaries (other than the grant of options pursuant to the Company's stock option plans or upon exercise of outstanding options, convertible securities, rights or warrants described in the Prospectus) or any material change in the long-term debt of the Company and its subsidiaries or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, shareholders' equity, properties, management, business or prospects of the Company and its subsidiaries taken as a whole, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

            (k) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or there shall have occurred any other calamity or crisis, or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such), as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the public offering or delivery of the Shares being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

            (l) The Lock-Up Agreements between the Representatives and the officers, directors and shareholders of the Company set forth on Schedule 2, delivered to the Representatives on or before the date of this Agreement, shall be in full force and effect on such Delivery Date.

            All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

      SECTION 8. Indemnification and Contribution.

            (a) The Company shall indemnify and hold harmless each Underwriter, its directors, officers and employees and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Shares), to which that Underwriter, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (B) in any materials or information provided to investors by, or with the written approval of, the Company in connection with the marketing of the offering of the Shares ("MARKETING MATERIALS"), including any road show or investor presentations made to investors by the Company (whether in person or electronically), (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto or any Marketing Materials, any material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Shares or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct), and shall reimburse each Underwriter and each such director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any such amendment or supplement, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information consists solely of the information specified in Section 8(e); provided further, that the Company and its subsidiaries shall not be liable to the Underwriters or any of their respective directors, officers, employees or controlling persons with respect to any such untrue statement or omission made in any Preliminary Prospectus existing as of the date hereof that is corrected in the Prospectus if it is judicially determined that (A) the person asserting any such loss, claim, damage liability or action purchased Shares from the Underwriters in reliance upon the Preliminary Prospectus, but was not delivered or sent a copy of the Prospectus, if required by law, at or prior to the written confirmation of the sale of such Shares to such person, unless such failure to deliver or send the Prospectus was a result of noncompliance by the Company with Section 5 of this Agreement and
(B) the Underwriters, and each such officer, director, employee and controlling person, if any, would not have incurred such loss, claim, damage, liability or action had the Prospectus been delivered or sent). The foregoing indemnity agreement is in addition to any liability that the Company may otherwise have to any Underwriter or to any director, officer, employee or controlling person of that Underwriter.

            (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, its officers who have signed the Registration Statement, each of its directors, and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, or any Marketing Materials, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or any Marketing Materials, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of that Underwriter specifically for inclusion therein, which information is limited to the information set forth in
Section 8(e), and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability that any Underwriter may otherwise have to the Company or any such director, officer, employee or controlling person.

            (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of any claim or the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or commencement; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been judicially determined that it has been materially prejudiced by such failure; provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the Company and the Underwriters shall have so mutually agreed; (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party; (iii) the indemnified party shall have reasonably concluded that there may be legal defenses available to them that are different from or in addition to those available to the indemnifying party; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnified party, on the one hand, and the indemnifying party, on the other hand, and representation of both sets of parties by the same counsel would be inappropriate due to actual or potential differing interests between them, and in any such event the fees and expenses of such separate counsel shall be paid by the indemnifying party. Notwithstanding anything contained herein to the contrary, if indemnity may be sought pursuant to Section 8(f) hereof in respect of a claim or action referred to in Section 8(f), then in addition to such separate firm for the indemnified parties, the indemnifying party shall be liable for the fees and expenses of not more than one separate firm (in addition to any local counsel) for the Lehman Entities (as defined in Section 8(f)) for the defense of any loss, claim, damage, liability or action arising out of the Directed Share Program. No indemnifying party shall
(i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include any findings of fact or admissions of fault or culpability as to the indemnified party, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment to the extent provided in this Section 8.

            (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a), 8(b) or 8(f) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriters, on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company, as set forth in the table on the cover page of the Prospectus, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Shares purchased under this Agreement, as set forth in the table on the cover page of the Prospectus, on the other hand, bear to the total gross proceeds from the offering of the Shares under this Agreement, as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this
Section 8(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this

Section 8(d) are several in proportion to their respective underwriting obligations and not joint.

            (e) The Underwriters severally confirm and the Company acknowledges and agrees that the statements with respect to the public offering of the Shares by the Underwriters set forth in the last paragraph on the cover page of the Prospectus and the legend concerning over-allotments on the inside front cover page of the Prospectus and the following information under the caption "Underwriting in the Prospectus," (i) concession and reallowance figures, (ii) the information in the table in the first paragraph, (iii) the information under the subheading "Stabilization, Short Positions and Penalty Bids," (iv) the information under the subheading "Discretionary Sales" and (v) the information under the subheading "Electronic Distribution," are correct and constitute the only information concerning such Underwriters furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

            (f) The Company agrees to indemnify and hold harmless Lehman (including its directors, officers and employees) and each person, if any, who controls Lehman within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act ("LEHMAN ENTITIES"), from and against any loss, claim, damage or liability or any action in respect thereof to which any of the Lehman Entities may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action (i) arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the approval of the Company for distribution to Directed Share Participants in connection with the Directed Share Program or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) arises out of, or is based upon, the failure of the Directed Share Participant to pay for and accept delivery of Directed Shares that the Directed Share Participant agreed to purchase or (iii) is otherwise related to the Directed Share Program; provided that the Company shall not be liable under this clause (iii) for any loss, claim, damage, liability or action that is determined in a final judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Lehman Entities. The Company shall reimburse the Lehman Entities promptly upon demand for any legal or other expenses reasonably incurred by them in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred.

            (g) In case any proceeding (including any governmental investigation) shall be instituted involving any Lehman Entity in respect of which indemnity may be sought pursuant to Section 8(f), the Lehman Entity seeking indemnity shall do so in the manner set forth in Section 8(c) above.

            (h) To the extent the indemnification provided for in Section 8(f) is unavailable to a Lehman Entity or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the Company, in lieu of indemnifying the Lehman

Entity thereunder, shall contribute to the amount paid or payable by the Lehman Entity as a result of such losses, claims, damages or liabilities in the manner set forth in Section 8(d) above.

            (i) The indemnity and contribution provisions contained in this
Section 8 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Lehman Entity or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Directed Shares.

      SECTION 9. Defaulting Underwriters.

            If, on any Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Shares that the defaulting Underwriter agreed but failed to purchase on such Delivery Date in the respective proportions which the number of Firm Shares set forth opposite the name of each remaining non-defaulting Underwriter in Schedule 1 hereto bears to the total number of Firm Shares set forth opposite the names of all the remaining non-defaulting Underwriters in Schedule 1 hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Shares on such Delivery Date if the total number of Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of Shares to be purchased on such Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of the Shares which it agreed to purchase on such Delivery Date pursuant to the terms of Section 2. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Shares to be purchased on such Delivery Date. If the remaining Underwriters or other underwriters satisfactory to the Representatives do not elect to purchase the Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase on such Delivery Date, this Agreement (or, with respect to any Option Shares Delivery Date, the obligation of the Underwriters to purchase, and of the Company to sell, the Option Shares) shall terminate without liability on the part of any non-defaulting Underwriter or the Company, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 6 and 11. As used in this Agreement, the term "UNDERWRITER" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 hereto that, pursuant to this Section 9, purchases Shares that a defaulting Underwriter agreed but failed to purchase.

            Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company for damages caused by its default. If other Underwriters are obligated or agree to purchase the Shares of a defaulting or withdrawing Underwriter, either the Representatives or the Company may postpone the Delivery Date for up to seven full business days in order to effect any changes that, in the opinion of counsel for the Company or counsel for the Underwriters, may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

      SECTION 10. Termination. The obligations of the Underwriters hereunder may be terminated by the Representatives by notice given to and received by the Company prior to delivery of and payment for the Shares if, prior to that time, any of the events described in Sections 7(k) and 7(l), shall have occurred or if the Underwriters shall decline to purchase the Shares for any reason permitted under this Agreement.

      SECTION 11. Reimbursement of Underwriters' Expenses. If the Company shall fail to tender the Shares for delivery to the Underwriters by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Company is not fulfilled, the Company will reimburse the Underwriters for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Shares, and upon demand the Company shall pay the full amount thereof to the Representatives. If this Agreement is terminated pursuant to
Section 9 by reason of the default of one or more Underwriters, the Company shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.

      SECTION 12. No Fiduciary Duty. The Company acknowledges and agrees that in connection with this offering, sale of the Shares or any other services the Underwriters may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the
Underwriters: (i) no fiduciary or agency relationship between the Company and any other person, on the one hand, and the Underwriters, on the other, exists;
(ii) the Underwriters are not acting as advisors, expert or otherwise, to the Company, including, without limitation, with respect to the determination of the public offering price of the Shares, and such relationship between the Company, on the one hand, and the Underwriters, on the other, is entirely and solely commercial, based on arms-length negotiations; (iii) any duties and obligations that the Underwriters may have to the Company shall be limited to those duties and obligations specifically stated herein; and (iv) the Underwriters and their respective affiliates may have interests that differ from those of the Company. The Company hereby waives any claims that the Company may have against the Underwriters with respect to any breach of fiduciary duty in connection with this offering of Shares.

      SECTION 13. Research Independence. In addition, the Company acknowledges that the Underwriters' research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters' research analysts may hold and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the sale of the Shares that differ from the views of its investment bankers. The Company acknowledges that each of the

Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies which may be the subject of the transactions contemplated by this Agreement.

      SECTION 14. Notices, Etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

            (a) if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., 745 Seventh Avenue, New York, New York 10019, Attention: Syndicate Registration (Fax: 646-497-4815), with a copy, in the case of any notice pursuant to Section 8(c), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 399 Park Avenue, 10th Floor, New York, NY 10022; (Fax: 212-520-0421).

            (b) if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Igal Shany (Fax: +972 (9) 892-8425);

            (c) provided, however, that any notice to an Underwriter pursuant to
Section 8(c) shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Representatives, which address will be supplied to any other party hereto by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Lehman on behalf of the Representatives.

      SECTION 15. Agent for Service; Submission to Jurisdiction; Waiver of Immunities. By the execution and delivery of this Agreement, the Company hereby designates and appoints Saifun Semiconductors, Inc. as the authorized agent of the Company upon whom process may be served in any suit, proceeding or other action against the Company instituted by any Underwriter or by any person controlling an Underwriter as to which such Underwriter or any such controlling person is a party and based upon this Agreement, or in any other action against the Company in any federal or state court sitting in the County of New York, arising out of the offering made by the Prospectus or any purchase or sale of Shares in connection therewith. The Company expressly accepts jurisdiction of any such court in respect of any such suit, proceeding or other action and, without limiting other methods of obtaining jurisdiction, expressly submits to nonexclusive personal jurisdiction of any such court in respect of any such suit, proceeding or other action. Such designation and appointment shall be irrevocable, unless and until a successor authorized agent in the County and State of New York reasonably acceptable to the Underwriters shall have been appointed by the Company such successor shall have accepted such appointment and written notice thereof shall have been given to the Underwriters. The Company further agrees that service of process upon its authorized agent or successor shall be deemed in every respect personal service of process upon the Company in any such suit, proceeding or other action. In the event that service of any process or notice of motion or other application to any such court in connection with any such motion in connection with any such action or proceeding cannot be made in the manner described above, such service may be made in the manner set forth in conformance with the Hague Convention on the Service Abroad of Judicial and Extrajudicial Documents on Civil and Commercial Matters or any successor convention or treaty. The Company hereby irrevocably waives any objection that it may have or hereafter have to the laying of venue of any such action or proceeding arising out of or based on the Shares, or this Agreement or otherwise relating to the offering, issuance and sale of the Shares in any Federal or state court sitting in the County of New York and hereby further irrevocably waives any claim that any such action or proceeding in any such court has been brought in an inconvenient forum. The Company agrees that any final judgment after exhaustion of all appeals or the expiration of time to appeal in any such action or proceeding arising out of the sale of the Shares or this Agreement rendered by any such Federal court or state court shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Nothing contained in this Agreement shall affect or limit the right of the Underwriters to serve any process or notice of motion or other application in any other manner permitted by law or limit or affect the right of the Underwriters to bring any action or proceeding against the Company or any of its property in the courts of any other jurisdiction. The Company further agrees to take any and all action, including the execution and filing of all such instruments and documents, as may be necessary to continue such designations and appointments or such substitute designations and appointments in full force and effect. The Company hereby agrees with the Underwriters to the nonexclusive jurisdiction of the courts of the State of New York, or the Federal courts sitting in the County of New York in connection with any action or proceeding arising from the sale of the Shares or this Agreement brought by the Company or the Underwriters.

      SECTION 16. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the directors, officers and employees of the Underwriters and each person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 8(b) of this Agreement shall be deemed to be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement and any person controlling the Company within the meaning of Section 16 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 16, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

      SECTION 17. Survival. The respective indemnities, representations, warranties and agreements of the Company and the Underwriters contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

      SECTION 18. Definition of the Terms "Business Day" and "Subsidiary". For purposes of this Agreement, (a) "BUSINESS DAY" means each Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

      SECTION 19. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      SECTION 20. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

      SECTION 21. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

      If the foregoing correctly sets forth the agreement between the Company and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,


SAIFUN SEMICONDUCTORS LTD.


By:
     ---------------------------------
     Name:________________________
     Title:  _____________________

Accepted:

LEHMAN BROTHERS INC.
DEUTSCHE BANK SECURITIES INC.
CIBC WORLD MARKETS CORP.
WILLIAM BLAIR & COMPANY, L.L.C.
RAYMOND JAMES & ASSOCIATES, INC.

For themselves and as Representatives
of the several Underwriters named
in Schedule 1 hereto

By LEHMAN BROTHERS INC.


By:
     --------------------------------------------
     Authorized Representative

                                   SCHEDULE 1

Underwriters                                          Number of Firm Shares
------------                                          ---------------------

Lehman Brothers Inc. .............................

Deutsche Bank Securities Inc......................

CIBC World Markets Corp. .........................

William Blair & Company, L.L.C....................

Raymond James & Associates, Inc. .................

Total.............................................


                                   SCHEDULE 2

                      PERSONS DELIVERING LOCK-UP AGREEMENTS

Directors

Kenneth Levy
Matty Karp
Dr. Shlomo Kalish
Yossi Sela
George Hervey

Officers

Dr. Boaz Eitan
Kobi Rozengarten
Igal Shany
Ramy Langer
Eduardo Maayan
Dr. Meir Janai

Shareholders

To come

                                                                       EXHIBIT A

                                LOCK-UP AGREEMENT


                                                                         -, 2005

LEHMAN BROTHERS INC.
DEUTSCHE BANK SECURITIES INC.
CIBC WORLD MARKETS CORP.
WILLIAM BLAIR & COMPANY, L.L.C.
RAYMOND JAMES & ASSOCIATES, INC.
  c/o Lehman Brothers Inc.
  745 7th Avenue
  New York, NY 10019

Dear Sirs and Mesdames:

         The undersigned understands that Lehman Brothers Inc. ("LEHMAN") proposes to enter into an Underwriting Agreement (the "UNDERWRITING AGREEMENT") with Saifun Semiconductors Ltd., a company organized under the laws of the State of Israel (the "COMPANY"), providing for the initial public offering (the "PUBLIC OFFERING") by the several Underwriters, including Lehman (the "UNDERWRITERS"), of Ordinary Shares, nominal value NIS 0.01, of the Company (the "ORDINARY SHARES"). In the event of any change in the identity of the Underwriters, this agreement shall inure to the benefit of such Underwriters that are party to the Underwriting Agreement whether or not such Underwriters are listed above.

         To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Lehman on behalf of the Underwriters, it will not, during the period (the "LOCK-UP PERIOD") commencing on the date hereof and ending 180 days (together with any extension thereto pursuant to the terms hereof) after the date of the final prospectus relating to the Public Offering (the "PROSPECTUS"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Ordinary Shares or any securities convertible into or exercisable or exchangeable for Ordinary Shares or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Ordinary Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Ordinary Shares or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) the sale of any Shares to the Underwriters pursuant to the Underwriting Agreement, (b) transactions relating to Ordinary Shares or other securities acquired in open market transactions after the completion of the Public Offering, (c) the exercise of stock options granted pursuant to the Company's stock option/incentive plans or otherwise outstanding on the date hereof, provided that it shall apply to any Ordinary Shares issued upon such exercise, (d) the establishment of any contract, instruction or plan that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) under the Securities Exchange Act of 1934 (a "PLAN") provided that (i) no sales of Ordinary Shares or securities convertible into, or exchangeable or exercisable for, Ordinary Shares, shall be made pursuant to a Plan prior to the expiration of the Lock-up Period, and (ii) there shall be no public announcement or notification (including pursuant to the filing of Form 144 under the Securities Act of 1933) of a Plan nor of the intention to sell Ordinary Shares, or securities convertible into or exchangeable or exercisable for the Ordinary Shares pursuant to a Plan prior to the expiration of the Lock-up Period, (e) transfers of Ordinary Shares or any security convertible into Ordinary Shares as a bona fide gift or gifts (which shall include, in the case of an individual, a gift occurring at death by will or intestacy, and transfers during lifetime to a trust or other entity for bona fide estate planning or tax purposes), (f) distributions of Ordinary Shares or any security convertible into Ordinary Shares to limited partners or shareholders of the undersigned; provided that in the case of any transfer or distribution pursuant to clause (e) and (f), each donee, distributee or other transferee shall sign and deliver a letter substantially in the form of this letter. In addition, the undersigned agrees that, without the prior written consent of Lehman on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 180 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any Ordinary Shares or any security convertible into or exercisable or exchangeable for Ordinary Shares. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the undersigned's share of Ordinary Shares except in compliance with the foregoing restrictions.

         Notwithstanding the foregoing, if (1) during the last 17 days of the 180-day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day period, the restrictions imposed by this letter shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

         The undersigned understands that the Company and the Underwriters are relying upon this agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors and assigns.

         Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

         The agreement set forth herein shall be terminated if (1) prior to the execution of the Underwriting Agreement, the Company notifies you that it does not intend to proceed with the Public Offering, (2) for any reason the Underwriting Agreement shall be terminated prior to the closing of the Public Offering in accordance with its terms, or (3) the closing of the Public Offering does not occur by June 30, 2006.

                                                      Very truly yours,





                                                 --------------------------
                                                           (Name)





                                                 --------------------------
                                                          (Address)

                                                                     EXHIBIT B-1

              FORM OF CORPORATE OPINION OF ISSUER'S ISRAELI COUNSEL

                                             November [     ], 2005

To:
Lehman Brothers Inc.
Deutsche Bank Securities Inc.
CIBC World Markets Corp.
William Blair & Company, L.L.C.
Raymond James & Associates
       as Representatives of the several
       Underwriters named in the
       Schedule 1 of the Underwriting Agreement
c/o  Lehman Brothers Inc.
745 Seventh Avenue
New York, New York  10019


      RE:  SAIFUN SEMICONDUCTORS LTD.
              Our ref.:  970307-26-04

Ladies and Gentlemen:


         We have acted as Israeli counsel for Saifun Semiconductors Ltd. (the "COMPANY"), a company organized under the laws of the State of Israel, in connection with the transactions contemplated by the purchase agreement (the
"UNDERWRITING AGREEMENT") dated November [     ], 2005, among the Company and
Lehman Brothers Inc., Deutsche Bank Securities Inc., CIBC World Markets Corp., Raymond James & Associates and William Blair & Company, L.L.C., as representatives of the several underwriters named in Schedule 1 thereto (the "UNDERWRITERS"). This opinion is delivered to you pursuant to Section 7(c) of the Underwriting Agreement. Capitalized terms used herein and not otherwise defined are used herein as defined in the Underwriting Agreement.

         In so acting, we have examined certificates of officers of the Company, and the originals (or copies thereof, certified to our satisfaction) of such corporate documents and records of the Company, and such other documents, records and papers as we have deemed relevant in order to give the opinions hereinafter set forth. In this connection, we have assumed the genuineness of signatures, the authenticity of all documents submitted to us as originals and the conformity to authentic original documents of all documents submitted to us as certified, conformed, facsimile or photostatic copies. In addition, we have relied, to the extent that we deem such reliance proper, upon such certificates of officers of the Company and the representations and warranties of the Company in the

Underwriting Agreement with respect to the accuracy of factual matters contained therein which were not independently established.

         Subject to the preceding paragraphs and the subsequent paragraphs hereof, we are of the opinion that:

(i) The Company has been duly incorporated, is validly existing as a corporation under the laws of the State of Israel, is duly authorized to do business in Israel and has the legal authority necessary to hold or own its properties in Israel and conduct the businesses in which it is engaged, and to the best of our knowledge no proceeding has been instituted by the Registrar of Companies in Israel for the dissolution of the Company;

(ii) Each Israeli subsidiary of the Company has been duly incorporated, is, other than Saifun Ventures Ltd. which is currently in the process of voluntary liquidation: (A) validly existing as a corporation under the laws of the State of Israel, (B) duly authorized to do business in Israel, and (C) has the legal authority necessary to hold or own its properties in Israel and conduct the businesses in which it is engaged, and to the best of our knowledge, other than with respect to Saifun Ventures Ltd. Which is currently in the process of voluntary liquidation, no proceeding has been instituted by the Registrar of Companies in Israel for the dissolution of the each such Israeli subsidiary;

(iii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; all of the issued shares of capital stock of each Israeli subsidiary of the Company have been duly and validly authorized and issued and are fully paid, non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims; and except as set forth in the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company or any Israeli subsidiary are outstanding;

(iv) The Ordinary Shares being delivered on such Delivery Date to the Underwriters under the Underwriting Agreement have been duly and validly authorized and, when issued and delivered against payment therefor, will be duly and validly issued, fully paid and non-assessable;


(v) Except as described in the Prospectus, there are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any Ordinary Shares pursuant to the Company's memorandum of association or articles of association, as amended, or, to our knowledge after reasonable investigation, pursuant to any agreement or other instrument to which the Company is a party or by which it is bound;

(vi) The amendment of the Company's articles of association has been duly and validly authorized and completed by the Company in accordance with its articles of association and applicable Israeli law;

(vii) To our knowledge, without having made any search of the public docket records of any court, governmental agency or body, or administrative agency, and other than as set forth in the Prospectus, (A) there are no legal or governmental proceedings pending to which the Company or any of its Israeli subsidiaries is a party or of which any property or assets in Israel of the Company or of any of its Israeli subsidiaries is the subject which, if determined adversely to the Company or any of its Israeli subsidiaries, might have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its Israeli subsidiaries; and, (B) to the best of our knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(viii) The statements contained in the Prospectus under the captions "Risk Factors- Risks Relating to our Location in Israel," "Business - Legal Proceedings, "Management's Discussion and Analysis of Financial Condition and Results of Operation," "Management," "Certain Relationships and Related Party Transactions, " "Description of Share Capital," and "Israeli Tax Considerations and Government Programs", insofar as they describe Israeli statutes, rules and regulations or agreements, other documents or proceedings discussed therein governed by Israeli law (except that in each case we are not expressing any opinion as to the financial statements, schedules and other financial data included therein or excluded therefrom), constitute a fair summary thereof;

(ix) The Underwriting Agreement has been duly authorized, executed and, to the extent governed by Israeli law, delivered by the Company, and all corporate action required by the laws of the State of Israel and the memorandum or articles of association of the Company to be taken by the Company for the due and proper authorization, issuance, offering, sale and delivery of the Shares has been validly and sufficiently taken; the filing of the Registration Statement has been duly authorized by and on behalf of the Company;

(x) The issuance and sale of the Ordinary Shares being delivered on such Delivery Date by the Company pursuant to the Underwriting Agreement, and the execution, delivery and compliance by the Company with all of the provisions of the Underwriting Agreement and the consummation of the transactions contemplated thereby will not to the best of our knowledge conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Israeli subsidiaries is a party or by which the Company or any of its Israeli subsidiaries is bound or to which any of the property or assets of the Company or any of its Israeli subsidiaries is subject, nor will such actions result in any violation of the provisions of the memorandum of association or articles of association of the Company or any of its Israeli subsidiaries or any Israeli statute or any order, rule or regulation known to us of any Israeli court or governmental agency or body having jurisdiction over the Company or any of its Israeli subsidiaries;

(xi) Neither the Company and/or any of its Israeli subsidiaries is in violation or default of (i) any provision of its memorandum or articles of association, (ii) to the best of our knowledge, the terms of any indenture, contract, lease, mortgage, deed of trust, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or by which it is bound or to which its property is subject; or (iii) any Israeli statute, law, rule, regulation, judgment, order or decree of any Israeli court, regulatory body, arbitrator or other authority having jurisdiction in Israel over the Company or such subsidiary, which violation or default detailed in sub-sections
         (i)-(iii) above, if determined adversely to the Company or any of its subsidiaries, might have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries;

(xii) No consent, approval, authorization, license, registration, qualification or order of any Israeli court or governmental agency or regulatory body is required for the due authorization, execution, delivery or performance of the Underwriting Agreement by the Company or the consummation of the transactions contemplated hereby or thereby, except for consents which have been obtained and filings with the Israeli Registrar of Companies which need to be made at or prior to the Delivery Date;

(xiii) Except for the Israeli stamp duty and assuming that none of the Underwriters is otherwise subject to taxation in Israel, the issuance and sale to the Underwriters of the Shares to be sold by the Company hereunder are not subject to any tax imposed by Israel or any political subdivision thereof;

(xiv) Under the laws of the State of Israel, the submission by the Company to the nonexclusive jurisdiction of a New York court as set forth in
         Section 19 of the Underwriting Agreement and the Company's agreement to the designation of New York law as set forth in Section 19 of the Underwriting Agreement are binding upon the Company and, if properly brought to the attention of the court in accordance with the laws of Israel, would be enforceable in any judicial proceeding in Israel, subject to the provisions appearing below in section (xvi);

(xv) The Company has duly designated Saifun Semiconductors Inc. as its agent to receive service of process as set forth in Section 15 of the Underwriting Agreement;

(xvi) Subject to certain time limitations, an Israeli court may declare a foreign civil judgment enforceable if it finds that the judgment was rendered by a court which was, according to the laws of that state of the court, competent to render the judgment; the judgment is no longer appealable; the obligation imposed by the judgment is enforceable according to the rules relating to enforceability of judgments in Israel and the substance of the judgment is not contrary to public policy; and the judgment is executory in the state in which it was given; a foreign judgment will not be declared enforceable if it was given in a state whose laws do not provide for the enforcement of judgments of Israeli courts (subject to exceptional cases) or if its enforcement is likely to prejudice the sovereignty or security of the State of Israel; an Israeli court also will not declare a foreign judgment enforceable if it is proved to the Israeli court that (i) the judgment was obtained by fraud; (ii) there was no due process; (iii) the judgment was rendered by a court not competent to render it according to the laws of private international law in Israel; (iv) the judgment is at variance with another judgment that was given in the same matter between the same parties and which is still valid; or (v) at the time the action was brought in the foreign court a suit in the same matter and between the same parties was pending before a court or tribunal in Israel; and

(xvii) Except as described in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act;

(xviii) Assuming that all parties thereto have acted in good faith, no person or entity has the right, under the Registration Rights Agreement dated as of October 2, 2000 as amended on September 29, 2005, to require the Company to include ordinary shares of the Company or other securities of the Company held by such person or entity in the Registration Statement.

We are members of the Bar of the State of Israel. In this opinion we express no opinion as to any laws other than the laws of the State of Israel as the same are in force on the date hereof and we have not, for the purpose of giving this opinion, made any investigation of the laws of any other jurisdiction. We express no opinion here with respect to the meaning, validity, binding nature or enforceability of any contract, agreement, instrument or other document which by its terms purports to be governed by the laws of any jurisdiction other than the State of Israel.

In the course of preparation by the Company of the Registration Statement and the Prospectus, we have participated in conferences with officers and other representatives of the Company, with representatives of the independent auditors of the Company, and with you and your counsel.

Based upon such participation in the preparation of the Registration Statement and the Prospectus, without independent check or verification, and subject to the preceding paragraphs and the subsequent and final paragraphs hereof, no facts have come to our attention which lead us to believe that (i) the Registration Statement (except for the financial statements and related notes and schedules and other financial schedules and other financial and statistical data included therein or omitted therefrom, as to which we express no opinion and/or belief) as of the Effective Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (ii) that as of its date and the date hereof, the Prospectus (other than the financial statements and related notes and schedules and other financial and statistical data included therein or omitted therefrom, as to which we express no belief) contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

We are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (except to the extent referred to in the opinion in subsection (viii) above) and our judgments as to materiality are, to the extent we deem appropriate, based in part upon the views of appropriate officers and other representatives of the Company.

The phrase "to our knowledge" or words of similar import, means the actual knowledge (without independent investigation except as otherwise stated) of lawyers at Eitan Law Group.

This opinion is given to you and is solely for your benefit in connection with the Closing occurring today and the offering of the Shares, in each case pursuant to the Underwriting Agreement. This opinion may not be disclosed to or relied upon by any other person, firm or corporation for any purpose without our prior written consent. We do not undertake to advise you of any changes in our opinions expressed herein resulting from matters that may hereafter arise or that hereafter may be brought to our attention.


                            Yours sincerely,


                            Eitan Law Group

                                                                     EXHIBIT B-2

        FORM OF INTELLECTUAL PROPERTY OPINION OF ISSUER'S ISRAELI COUNSEL

                               November [ ], 2005

To:
Lehman Brothers Inc.
Deutsche Bank Securities Inc.
CIBC World Markets Corp.
William Blair & Company, L.L.C.
Raymond James & Associates
         as Representatives of the several
         Underwriters named in the
         Schedule 1 of the Underwriting Agreement
c/o  Lehman Brothers Inc.
745 Seventh Avenue
New York, New York  10019

         RE:  SAIFUN SEMICONDUCTORS LTD.

Ladies and Gentlemen:

This opinion is delivered in connection with the Underwriting Agreement, dated November [ ], 2005 (the "UNDERWRITING AGREEMENT"), among Saifun Semiconductors Ltd., an Israeli company (the "COMPANY"), and Lehman Brothers Inc., Deutsche Bank Securities Inc., CIBC World Markets Corp., William Blair & Company, L.L.C., and Raymond James & Associates, as Representatives of the several Underwriters named in Schedule 1 thereto, relating to the public offering of 5,750,000 Ordinary Shares, par value NIS0.01 each, of the Company pursuant to the registration statement on Form F-1 filed with the United States Securities and Exchange Commission (including the prospectus attached to that registration statement, the "REGISTRATION STATEMENT"). Unless otherwise defined herein, the capitalized terms used herein shall have the meanings ascribed to them in the Underwriting Agreement.

We are familiar with those parts of the Company's technology which formed the basis of the U.S. Patents, U.S. Applications, the Foreign Patent and Foreign Applications (each as defined below and together referred to hereinafter as the "PATENTS"). We have acted as Patent Counsel to the Company and have prosecuted the Patents listed in EXHIBITS A, B, C AND D hereto. We were not instructed to consider the validity of any of the Patents.

Our knowledge of the Company and its business is therefore limited to the above-mentioned aspects of the Company and its business.

Whenever our opinions herein are qualified by the phrase, "to the best of our knowledge", such language means that, based upon the actual knowledge of attorneys presently within our firm and all knowledge that would have been gained upon the reasonable investigation of our files, we believe that such opinions are factually correct.

We have read the Registration Statement, including particularly the portions of the Registration Statement referring to the Patents, trade-secrets, trademarks or other proprietary information or materials.

Based on the foregoing, as of the date hereof, we are of the opinion that:

1. As to the statements in the Registration Statement, under the captions "Risk Factors" and "Business" insofar as they describe the Patents, we have no reason to believe that the above mentioned sections of the Registration Statement, at the time the Registration Statement became effective and as of the date hereof, contain any untrue statement of a material fact or, in light of the circumstances under which they were made, omit to state a material fact required to be stated therein or necessary to make a statement therein not misleading.

2. The Company is listed in the records of the United States Patent and Trademark Office (the "PTO") as the sole Assignee of record of the patents listed on EXHIBIT A to this Opinion (the "U.S. PATENTS"), and the sole Applicant of record of each of the published patent applications listed on EXHIBIT B to this Opinion (the "U.S. APPLICATIONS"). To the best of our knowledge, the Company is the sole owner of the U.S. Patents and U.S. Applications, excluding such U.S. Patents listed in EXHIBIT A1 and U.S. Applications listed in EXHIBIT B1, which the Company owns jointly with third party.

      The Company is listed in the records of the appropriate foreign patent offices as the sole Assignee of record of the patents listed on EXHIBIT C to this Opinion (the "FOREIGN PATENT") and the sole Applicant of record of each of the published patent applications listed on EXHIBIT D (the "FOREIGN APPLICATIONS"). To the best of our knowledge, the Company is the sole owner of the Foreign Patent and pending Foreign Applications.

3. We are not aware of any material defects in form in the preparation or filing of the U.S. Applications and Foreign Applications on behalf of the Company. To the best of our knowledge, the U.S. Applications and Foreign Applications are being prosecuted by the Company and have not been finally rejected or abandoned. We are not aware of any fact which would preclude the grant of issued patents based on the U.S. Applications and Foreign Applications.

4. To the best of our knowledge, all pertinent prior art references that we were aware of during the prosecution of the Patents were disclosed to the PTO or the appropriate foreign patent offices, and to the best of our knowledge neither we nor the Company, made any misrepresentation to, or concealed any relevant or material fact from, the PTO or the appropriate foreign patent offices during prosecution of any of the Patents.

5. To the best of our knowledge, there is no pending or threatened material action, suit or claim, challenging ownership rights, scope or validity with respect to the U.S. Patents, the U.S. Applications, Foreign Patents and Foreign Applications.

6. To the best of our knowledge, there is no pending or threatened claim by a third party alleging that the Company's products or technology infringe upon the patents, copyright, trade secrets or similar intellectual property rights of such third party.

7. To the best of our knowledge, the Company has not asserted claims against third parties alleging the infringement of any of the Patents by such third parties.

8. To the best of our knowledge, the Company has taken such steps as are required, including payment of the necessary maintenance fees, to maintain the enforceability of the U.S. Patents and Foreign Patents, and to maintain the pendency of the U.S. Applications and Foreign Applications.

This opinion is rendered to you and is solely for your benefit in connection with the closing occurring today and the offering of the Shares, in each case pursuant to the Underwriting Agreement. This opinion may not be disclosed to or relied upon by any other person, firm or corporation for any purpose without our prior written consent. We do not undertake to advise you of any changes in our opinions expressed herein resulting from matters that may hereafter arise or that hereafter may be brought to our attention.



                                Yours sincerely,

                                 Eitan Law Group

LIST OF EXHIBITS
EXHIBIT A         U.S. Patents
EXHIBIT A1        Jointly owned U.S. Patents
EXHIBIT B         U.S. Applications
EXHIBIT B1        Jointly owned U.S. Applications
EXHIBIT C         Foreign Patent
EXHIBIT C1        Jointly owned Foreign Patent
EXHIBIT D         Foreign Applications
EXHIBIT D1        Jointly owned Foreign Applications

                                                                     EXHIBIT B-3

                    FORM OF OPINION OF ISSUER'S U.S. COUNSEL

November [     ], 2005

Lehman Brothers Inc.
Deutsche Bank Securities Inc.
CIBC World Markets Corp.
William Blair & Company, L.L.C.
Raymond James & Associates, Inc.
         as Representatives of the several
         Underwriters named in the
         Schedule 1 of the Underwriting Agreement
c/o  Lehman Brothers Inc.
745 Seventh Avenue
New York, New York  10019

Ladies and Gentlemen:

      We have acted as United States counsel for Saifun Semiconductors Ltd. (the "Company"), a company organized under the laws of the State of Israel, in connection with the transactions contemplated by the underwriting agreement (the "Underwriting Agreement") dated November [ ], 2005, among the Company and Lehman Brothers Inc., Deutsche Bank Securities Inc., CIBC World Markets Corp., William Blair & Company, L.L.C. and Raymond James & Associates, Inc., as representatives of the several underwriters named in Schedule 1 thereto (the "Underwriters"). This opinion is delivered to you pursuant to Section 8(d) of the Underwriting Agreement. Capitalized terms used herein and not otherwise defined are used herein as defined in the Underwriting Agreement.

      In so acting, we have examined certificates of officers of the Company, and the originals (or copies thereof, certified to our satisfaction) of such corporate documents and records of the Company, and such other documents, records and papers as we have deemed relevant in order to give the opinions hereinafter set forth. In this connection, we have assumed the genuineness of signatures, the authenticity of all documents submitted to us as originals and the conformity to authentic original documents of all documents submitted to us as certified, conformed, facsimile or photostatic copies. In addition, we have relied, to the extent that we deem such reliance proper, upon such certificates of officers of the Company and the representations and warranties of the Company in the Underwriting Agreement with respect to the accuracy of factual matters contained therein which were not independently established. We have also assumed that, under the laws of the State of Israel, the Underwriting Agreement has been duly authorized, executed and delivered by the Company, the Company has full power, authority and legal right to enter into and perform its obligations under the Underwriting Agreement, and that there has been due authorization, issuance and delivery of the Firm Shares by the Company. Our opinion in paragraph 8 below as to the effectiveness of the Registration Statement and the absence of stop orders is based solely upon telephonic confirmations received by us from individuals whom we believe to be members of the Staff of the Securities and Exchange Commission (the "Commission").

      1. The Underwriting Agreement has been duly executed and delivered by the Company, to the extent such execution and delivery are governed by the laws of the State of New York.

      2. No consent, approval, authorization or order of, or qualification, filing or registration with any New York State or Federal governmental agency or body or any New York State or Federal court is required to be obtained or made by the Company or the U.S. Subsidiary for the execution and delivery of the Underwriting Agreement or for the issuance and sale of the Firm Shares by the Company as contemplated in the Underwriting Agreement, except (i) such as have been obtained or made under the Securities Act, (ii) such as may be required under state securities or blue sky laws or the securities laws of any foreign jurisdiction in connection with the purchase and distribution of the Shares by the Underwriters in the manner contemplated in the Underwriting Agreement and in the Prospectus (as to which we express no opinion), and (iii) such as may be required by the National Association of Securities Dealers, Inc.

      3. The execution and delivery of the Underwriting Agreement by the Company and the issuance and sale of the Shares by the Company as contemplated in the Underwriting Agreement will not conflict with or result in a breach or violation of any of the terms and provisions of the certificate of incorporation or bylaws of the U.S. Subsidiary, any New York State (or, in the case of the U.S. Subsidiary, Delaware General Corporation Law) or Federal law, rule or regulation that in our experience is normally applicable to transactions of the type contemplated by the Underwriting Agreement or, to our knowledge, any order of any New York State or Federal court or governmental agency or body known to us to have jurisdiction over the Company or the U.S. Subsidiary (except that we express no opinion in this paragraph as to Federal or state securities or blue sky laws).

      4. Subject to the assumptions, qualifications and limitations contained therein, we hereby confirm our opinion contained in the Prospectus under "Taxation and Government Programs - United States Federal Income Taxation," and you may rely upon such opinion as if it were addressed to you.

      5. The statements in the Prospectus under the caption "Ordinary Shares Eligible for Future Sale," to the extent that they constitute a summary of U.S. Federal securities law, are accurate in all material respects.

      6. To our knowledge, there is no legal or governmental proceeding pending in any state or Federal court located in the County of New York, State of New York to which the Company or the U.S. Subsidiary is a party which seeks to restrain, enjoin or prevent the execution and delivery of the Underwriting Agreement or the consummation of the transactions contemplated thereby.

      7. The Company is not, nor will it become as a result of the consummation of the transactions contemplated by the Underwriting Agreement and the application of the net proceeds from the sale of the Firm Shares as described in the Prospectus, an "investment company" as defined in the Investment Company Act of 1940, as amended.

      8. Assuming the validity of such actions under the laws of the State of Israel, the Company has validly appointed the U.S. Subsidiary as its authorized agent for service of process pursuant to the Underwriting Agreement under the laws of the State of New York, and service of process effected on such agent in the manner set forth in Section 14 of the Underwriting Agreement will be effective under the laws of the State of New York to confer valid personal jurisdiction over the Company.

      9. The Registration Statement was declared effective by the Commission under the Securities Act as of [ ] p.m., Washington, D.C. time, on November [ ] 2005 and the Prospectus was filed with the Commission pursuant to Rule 424(b)([1]) on November [ ], 2005. No stop order suspending the effectiveness of the Registration Statement has been issued and, to our knowledge, no proceedings for such purpose have been instituted or are pending or are contemplated or threatened by the Commission.

      10. To our knowledge, except as described in the Prospectus, there are no contracts or agreements between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person.

      In the course of preparation by the Company of the Registration Statement and the Prospectus, we have participated in conferences with officers and other representatives of the Company, with representatives of the independent auditors of the Company, and with you and your counsel. We are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (except to the extent stated in paragraphs 4 and 5 above), and our judgments as to materiality are, to the extent we deem appropriate, based in part upon the views of appropriate officers and other representatives of the Company.


      Based upon such participation in the preparation of the Registration Statement and the Prospectus, but without independent check or verification, and subject to the preceding paragraph and the subsequent and final paragraphs hereof, (a) in our opinion, each of the Registration Statement at the time of effectiveness and the Prospectus as of its date (except for the financial statements and related notes and schedules and other financial and statistical data included therein or omitted therefrom, as to which we express no opinion) appears on its face to comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations, as applicable, (b) we do not know of any legal proceeding to which the Company is a party or to which it or its properties are subject which is required to be described in the Registration Statement which is not described as required, (c) nothing has come to our attention which causes us to believe that
(i) as of its effective date, the Registration Statement (other than the financial statements and related notes and schedules and other financial and statistical data included therein or omitted therefrom, as to which we express no belief) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) as of its date and the date hereof, the Prospectus (other than the financial statements and related notes and schedules and other financial and statistical data included therein or omitted therefrom, as to which we express no belief) contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      The phrase "to our knowledge" or words of similar import, means actual knowledge without independent investigation except as otherwise stated.

      We do not express or purport to express any opinions with respect to laws other than the laws of the State of New York, the General Corporation Law of the State of Delaware and the Federal securities laws of the United States. This opinion is given solely for your use in connection with the Underwriting Agreement and may not be relied on by any other person or for any other purpose. We do not undertake to advise you of any changes in our opinions expressed herein resulting from matters that may hereafter arise or that hereafter may be brought to our attention.

                                              Very truly yours,